[CEE LOGO]                                     The Central European
                                                  Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS
-------------------------------------------------------------------------------

                                                               December 9, 1999

Dear Shareholder,

         The economic recovery in Eastern Europe continues, especially in Poland and Hungary, with substantial GDP growth rates forecast for 2000 and beyond. Equity prices in these two countries are still quite low, making for an attractive outlook for your Fund. This past year your Fund's net asset value per share grew rather modestly at 2.5% compared with other more developed markets. The share price was affected by its widening discount despite a sizeable repurchase program of nearly 1.3 million shares (please see the section on page 6 that discusses the closed-end fund structure). Looking further ahead, the managers of your Fund believe the success in countries that have joined the European Union should also play out in Eastern Europe.

         An admission to the European Union is a unique chance for the Central and Eastern European countries to leap forward and raise the standard of living of their nations closer to those of Western Europe. Although not fully comparable, one can take the examples of Spain and Portugal. Poland and Spain are similar in size, religion and cultural characteristics. Twenty-five years ago they were about equal in economic terms; now Spain has a GDP per capita four times higher than Poland's. Similarly, Portugal, a small and rather impoverished country with a population about one-quarter that of Poland, has enjoyed a virtual explosion of prosperity since joining the European Union in 1980. Its GDP per capita is now about three times higher than Poland's. A more immediate example is Greece. During the past two years, Greece's equity market has more than tripled on the prospects of joining the European Union.

         During the last quarter, the global economy continued to stabilize. Economic indicators from the Emerging Markets, Japan, and Europe have started to reflect strong economic growth. Furthermore, after expectations that the US economy would begin to slow, third quarter GDP showed that the economy continues to be very strong, with little sign of inflation picking up. Germany, being Europe's largest exporter, will benefit more than most countries from this global economic acceleration. German export demand showed its first monthly improvement in more than a year, rising 11% from the same period last year. The declining euro has certainly been a factor. With strong demand for German goods from both the foreign and domestic sectors, we expect GDP growth to almost double next year, rising from 1.6% in 1999 to 3.1% in 2000. Longer term, we believe that the proposed tax relief in Germany will provide a strong case for investors to own German equities. The tax proposal plans to reduce corporate taxes from the current 45% to 35% by 2001.

         We therefore believe that the Central European Equity Fund is attractively priced. In this vein, the Fund will continue its buyback program in an ongoing effort to enhance shareholder value.

         At the December Board Meeting, the Directors of your Fund elected Paul
W. Higgins as President and Chief Executive Officer to succeed Kenneth J. Tarr who is retiring from Deutsche Bank at the end of the year. Mr. Higgins has been with Bankers Trust Company for 25 years and presently is the head of Private Banking--Americas. At the same meeting the Board elected Hanspeter Ackermann to the position of Chief Investment Officer, reflecting his principal role with the Fund since joining Deutsche Bank Securities in 1996.


                                    Sincerely,


/s/ Christian Strenger              /s/ Paul W. Higgins

Christian Strenger                  Paul W. Higgins
Chairman                            President and Chief Executive Officer

FUND HISTORY AS OF OCTOBER 31, 1999
--------------------------------------------------------------------------------

STATISTICS:
Net Assets ................................................    $   157,264,750
Shares Outstanding ........................................          9,836,895
NAV Per Share .............................................    $         15.99

TOTAL RETURNS:
  Period                                                              NAV
-----------                                                       ----------
1 year ended 10/31/99 .....................................              2.48%
3 years ended 10/31/99(a) .................................            (2.49)%
5 years ended 10/31/99(a) .................................              4.67%
 (a)Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
  Record                                      Ordinary     LT Capital
   Date                                        Income         Gains        Total
  ------                                      --------     ----------      -----
11/16/98 .................................     $0.14             --        $0.14
9/1/98 ...................................     $0.01         $0.01         $0.02
11/17/97 .................................     $1.54         $5.01         $6.55
9/3/97 ...................................        --         $0.02         $0.02
12/19/96 .................................     $0.11         $1.79         $1.90

OTHER INFORMATION:
NYSE Ticker Symbol ....................................................      CEE
Nasdaq Symbol .........................................................    XCEEX
Dividend Reinvestment Plan ............................................      Yes
Voluntary Cash Purchase Program .......................................      Yes
Annual Expense Ratio ..................................................    1.44%

PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

              Year Ended           Year Ended        Ten months ended
               10/31/99             10/31/98            10/31/98

NET ASSET
VALUE            2.48%              (26.09%)

MARKET
VALUE           (3.29%)             (22.89%)

MSCI+           (19.31%)                                 (24.68%)*


+ MSCI is a customized composite index consisting of leading securities in Central and Eastern Europe with the following country weightings:
  Germany 35%, Poland 20%, Hungary 15%, Russia 10%, Czech Republic 10%, and Austria 10%.

* Note: MSCI index weightings changed on Nov. 1, 1998. Fiscal 1998 weightings were: Germany 30%, Russia 20%, Hungary 17.5%, Poland 17.5%, and
  Czech Republic 15%.

10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                   % of                                  % of
                                  Portfolio                            Portfolio
                                  ---------                            ---------

 1. Matav                           9.4       6. Elektrim                 3.9
 2. Telekomunikace Polska           8.3       7. Allianz                  3.5
 3. Mol Magyar Olaj-- ES Gazipari   4.9       8. SPT Telecom              3.4
 4. OTP Bank                        4.4       9. Commerzbank              3.3
 5. Siemens                         4.4      10. Fresenius Medical Care   3.1


Country             % of
                  Portfolio
---------------------------
Germany             33.0
Poland              26.5
Hungary             25.2
 Czech
Republic             9.4                  [MAP]
Austria              4.6
Croatia              1.3
 Total              100%

Interview with the Portfolio Manager
--------------------------------------------------------------------------------

Question: You have been bullish on Eastern Europe for some time, but the equity markets there have lagged other emerging markets. Why has that been the case?

Answer: During the Fund's fiscal year, Hungary's equity market rose 16.4% in US dollar terms, the Czech Republic rose 6.4%, and Poland fell 3.3%. Eastern Europe, and Poland in particular, lagged behind other emerging markets during the year due to a period of sluggish demand for export goods to Western Europe. In addition, the devaluation of the ruble and a drop off in demand for Polish and Hungarian goods from Russia and the Ukraine had a similar effect. Nevertheless, GDP growth was still a strong 4% to 5% for the region this year. During the Fund's fiscal year, Poland's currency, the zloty, has fallen over 18% versus the US dollar, and the Hungarian forint has lost over 11%. This depreciation will have a positive effect on exports next year by making their goods more competitive. Based on this scenario, we expect GDP growth in Hungary to rise from 4.2% in 1999 to 5.2% in 2000, and in Poland from 3.7% in 1999 to 4.5% in 2000.

Another reason why we believe Eastern Europe has lagged other emerging markets is the fear that this region has not sufficiently prepared for the Y2K bug. We believe this fear to be overdone. The large private-sector companies and multinationals report they are prepared. All electricity, gas, water and transportation systems have been undergoing checks and upgrading their computer systems. There are of course valid concerns that some companies may be affected by Y2K, but they should be no greater than any other emerging market region in the world.

Question: Do you plan to reduce the equity holdings in Germany and reallocate them to the Emerging European countries next year?

Answer: The current strategy of the Fund has been to reduce the weighting in Germany and increase the Fund's investments in Eastern Europe. We believe that next year Eastern Europe will be an attractive investment, especially with other emerging markets trading at much higher valuations. If you compare the growth in corporate earnings and equity valuations for Hungarian and Polish companies to similar companies in other markets, you will find that equity prices in Hungary and Poland trade at bargain prices. What this means is that you can buy Polish and Hungarian equities at lower valuations with higher earnings growth potential than their counterparts in Western Europe. In our view, this gap will eventually close as Hungary and Poland begin to outperform other countries. At fiscal year end, German investments made up 32.4% of the Fund's net assets. At the time of this writing, the weighting in Germany has fallen to 24.7%, as we have increased our weighting in Eastern Europe.


Hanspeter Ackermann, Chief Investment Officer of the Central European Equity
Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

OUTLOOK FOR THE CENTRAL EUROPEAN
ECONOMIES

Germany
The outlook for a sustained recovery in the global economy has continued to brighten during the third quarter. Economic growth in Germany has been picking up noticeably, with exports being the driving force. Exports to Southeast Asia and Eastern European reform countries are gaining momentum and economic growth in Euroland is picking up faster than expected. In addition, German exporters should continue to benefit from the weakness of the euro.

Private consumption will continue to support economic growth next year. This is largely due to further reductions in the tax rate for the lowest income tax bracket, and also to increases in child deductions. The tax reforms will bring relief to households of around DEM 13.5 billion next year. In addition, wage increases in the public sector of 3.5% represent a considerable improvement in real purchasing power, given the low inflation rate. Our forecast for real GDP growth in 2000 is 3.1%, up from just 1.6% in 1999. This would be the largest increase in economic growth since the early 1990s.

Longer term, the recently passed tax reforms offer a huge potential for stimulating growth in Germany by making it one of the most attractive locations within Europe to do business. By shifting from one of the highest-taxed countries in Europe to one of the lowest, the potential is tremendous to increase foreign direct investment and stimulate job creation. The corporate tax reform passed this spring aims to lower the overall tax burden for companies from 45% currently to 35% by 2001. At this level, corporate taxes would fall even below the level in the United States. On these assumptions, there will be significant stimulus for growth.

Poland
Poland continues to be our strongest overweight outside Germany due to its positive macroeconomic fundamentals. GDP growth was an impressive 3.0% in the second quarter, after growth of only 1.2% in the first quarter. Next year, the Polish economy is expected to resume its strong growth, rising to about 4.5% in 2000, from 3.7% in 1999. After cutting interest rates aggressively earlier in the year to weaken the currency, there are signs that Poland is regaining its competitiveness, as export orders to the west have increased. In addition, the improving growth outlook of the major trade partners (including Germany, Italy and Russia) has improved the trade balance. Although its current account and budget deficits have widened during the year, they have been more than offset by strong foreign capital inflows. With the Polish equity market trading at only 12 times 2000 earnings, we look to further increase our overweight position.

Hungary
The economic outlook has improved markedly in Hungary during the second half of the year, due mainly to a surge in exports to Western Europe. As exports account for 40% of GDP and 75% of them go to the EU, Hungary should benefit from the strong growth expected from Western Europe in 2000. Hungary should record GDP growth of 4.2% this year, a better rate than virtually every country in the region, and is expected to rise to 5.2% next year. Furthermore, the strong growth is broad based: unemployment is continuing to come down, and retail sales continue to rise. Industrial output has been growing strongly on the back of the strong export growth and domestic demand. Hungary's inflation trend is positive, falling to 8.8% in 1999 versus 10.3% last year. As a result, interest rates have come down, falling from 16.8% in 1998 to 14% this year. With a continued recovery in Russia and improvement in the EU economies, the end of this year should see a strong finish in the Hungarian equity market and set the stage for a solid 2000.

Czech Republic
There are finally clear signs that the Czech economy may have reached a bottom and an economic recovery may be under way. Second quarter GDP growth showed a stronger than expected rise of 0.3%, after having fallen 4.5% in the first quarter. The growth was led by both domestic consumption and exports. Retail sales figures are beginning to show a pick-up in consumer spending. GDP growth is expected to rebound significantly in 2000 to 2% from a negative 1% in 1999. Furthermore, the government is finally beginning to get back on the fast tract for EMU entry by privatizing the state owned banks. In addition, the government recently agreed to modify changes in the tax code by reducing the corporate tax rate from 35% to 31% beginning in year 2000. Individual tax rates will drop to 32% from 39%. Offsetting those cuts is an increase in the excise tax. Long term, this tax reform should provide a considerable boost to the economy.

PRINCIPAL BENEFITS OF CLOSED-END FUNDS

1. YOU HAVE A CHANCE TO BUY AT A DISCOUNT.

   Presently your Fund's shares trade at a discount to net asset value. No one has been able to explain satisfactorily why discounts and premiums exist other than to note they are a barometer of market sentiment just like price/earnings ratios. We believe the Fund's current discount offers you the opportunity to magnify your investment by buying a dollar's worth of assets for less than a dollar.

2. YOU HAVE THE OPPORTUNITY FOR BETTER INVESTMENT MANAGEMENT FROM A STABLE FUND ENVIRONMENT.

   Your Fund's managers are able to focus on the investment process. They concentrate on which securities to buy and sell and when to do so. They have the flexibility to sell when prices rise and buy when they fall.

   The managers do not have to be concerned with inflows of money or outflows as do open-end mutual fund managers. They may remain more fully invested, without having to keep a cash cushion to meet redemptions. They can ride out market down-turns without having to sell securities they would prefer to keep. This is particularly important with your Fund because the managers are able to invest in less liquid securities seeking better performance in the long run.

   In addition, a constant inflow of money can also make mutual funds victims of their own success. The inflows must be invested by the portfolio manager at times when good investment opportunities may not exist, which can create a drag on the fund's performance.

3. THE CLOSED-END FUND'S FOCUS IS ON CURRENT SHAREHOLDERS.

   With a fixed amount of capital, a closed-end fund is not generally involved in attracting additional funds, and shareholders are not required to pay for the costs of attracting new investors. The open-end mutual fund portfolio manager, however, has an incentive to attract new shareholders because the amount of fees earned by the management company in no small part depends on adding new money to the fund. In order to market the mutual fund to new shareholders, current mutual fund shareholders are often charged marketing fees which reduce the current shareholders' returns. In contrast, closed-end fund investors are not burdened with these fees. Thus, the closed-end fund portfolio manager is able to focus on returns for current shareholders, not attracting new ones.

4. EXPENSES MAY BE LOWER.

   Unlike open-end mutual funds, the closed-end funds do not have recurring marketing fees. There are no back-end load charges or 12b-1 marketing fees.

   We are pleased that your Fund continues to enjoy one of the lowest expense ratios of all of the European funds, whether they be open-end or closed-end, according to Lipper Analytical. This lower cost is passed on to you, our shareholder.

5. YOU CAN TRADE ON AN EXCHANGE.

   Our Fund has been listed on the New York Stock Exchange since inception. You can control the timing of your purchases and sales unlike mutual funds which only take orders for execution at the end of the day and at a price you do not know in advance. You may also place restrictions on your orders just like any other exchange traded stock such as limit orders or stop orders.

   You have the benefit of seeing the interday trading activity in your Fund's shares, which can assist you in identifying the right times to buy or sell and make limit order strategies more useful.

THE BOARD OF DIRECTORS OF THE FUND

    A recent topic of interest at both the Investment Company Institute
(the trade association for all mutual fund companies), as well as the Securities and Exchange Commission, has been the composition of, and role played by, funds' boards of directors.

   Since inception, your Board of Directors has consisted largely of independent professionals having no business relationship with the manager or adviser. There are several committees of the Board--including Audit, Advisory, Securities Lending and Pricing--that consist solely of outside directors. These committees play an important role in overseeing the working of the fund and its compliance with the various securities regulations.

   There are five regularly-scheduled board meetings each year. These meetings are combined for the three closed-end funds managed by the Deutsche Bank Group:
Germany Fund, New Germany Fund and Central European Equity Fund. While each Fund's board of directors focuses on matters relating to such Fund, the effect of having combined boards of directors meetings expands the professional knowledge contributed at the meetings. In addition to the board meetings, there are combined committee meetings (primarily Audit and Advisory) during the year. All committees of the board, with the exception of the Nominating Committee of which the Fund's chairman is a member, consist exclusively of disinterested directors who are able to represent shareholders objectively.

   The list of directors of all three closed-end funds and their principal occupations is published each year in the proxy statements. We summarize this information on page 8.

DIRECTORS OF THE CLOSED-END FUNDS

 Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie., (private bank)

 Mr. John A. Bult, Chairman, PaineWebber International

*Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
   Germany

*Mr. John H. Cannon, Vice President & Treasurer, Venator Group

 Mr. Michael W.R. Dobson, Member of the Deutsche Bank AG Board of Managing
   Directors

*Mr. Richard Goeltz, Vice Chairman and Chief Financial Officer, American Express
   Co.
*Dr. Franz-Wilhelm Hopp, Chairman, ERGO Versich-erungsgruppe AG (insurance)

*Dr. Claus Koehler, Economist; former Member of the Directorate of the
   Bundesbank (German Central Bank)

*Mr. Ernst-Ulrich Matz, Chief Financial Officer, IWKA  AG (engineering)

*Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White &
   Case, former Deputy Attorney General of the United States

*Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

 Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
   Funds,  former CEO, DWS (Deutsche Bank's mutual fund group)

*Dr. Juergen Strube, Chairman, BASF AG (chemicals)

*Dr. Frank Tromel, Chairman, Delton AG (industrial holding company)

*Mr. Robert Wadsworth, President, Robert H.Wadsworth & Associates, Inc. (fund administration)

*Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

*Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG (industrial holding company); former director, Exxon Company

*Mr. Peter Zuhlsdorff, Chairman, DIH-German Industrie Holding, former Chairman of the Board, Wella AG (hair care products)

Note: The Directors of the three funds (Germany Fund, New Germany Fund and Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Four Directors sit on all three fund boards: Messrs. Bult, Dobson, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity Fund: Messrs. Bierbaum, Burt, Koehler, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

* indicates a "disinterested director"

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS

Mr. Paul W. Higgins, President and Chief Executive Officer of the Closed-End
  Funds, Managing Director and Head of Private Banking Americas of Deutsche Bank

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
  Funds,  Director of Deutsche Bank Securities Inc.

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
  Managing Director of Deutsche Bank Securities Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Bank Securities Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Bank Securities Inc.

Mr. Thomas Gill, Assistant Vice President of Deutsche Bank Securities Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
  International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
  GmbH

Mr. John Bostelman, Partner, Sullivan & Cromwell, Counsel to the Funds

Mr. Frank P. Bruno, Partner of Brown & Wood, Counsel to the Independent
   Directors

SHARES REPURCHASED
--------------------------------------------------------------------------------

During the past five years, the Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. The shares repurchased for the past five years are as follows:


Calendar year                 1995                1996                1997                 1998                   1999*
                             -------             -------             -------              -------               -------
Shares repurchased           91,700              776,660             601,397             2,457,254            1,270,800

* For the fiscal year ended 10/31/99.

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. Further information is contained at the end of this Annual Report.

The Central European Equity Fund, Inc.
SCHEDULE OF INVESTMENTS--October 31, 1999

   Shares             Description                 Value
   ------             -----------                 -----

INVESTMENTS IN GERMAN
SECURITIES--32.4% OF NET ASSETS
            COMMON STOCKS--30.7%

            AUTOMOTIVE--3.0%
     37,475 Daimler-Chrysler ..............   $  2,909,312
     30,000 Volkswagen ....................      1,768,783
                                              ------------
                                                 4,678,095
                                              ------------

            BANKING--5.7%
    136,000 Commerzbank ...................      5,172,063
     74,000 Dresdner Bank .................      3,784,628
                                              ------------
                                                 8,956,691
                                              ------------

            CHEMICAL--5.2%
     85,000 BASF ..........................      3,812,167
     60,000 Bayer .........................      2,448,599
      4,200 Celanese ......................         66,093
     42,000 Hoechst .......................      1,844,003
                                              ------------
                                                 8,170,862
                                              ------------

            ELECTRICAL--4.3%
     76,000 Siemens .......................      6,805,092
                                              ------------

            INSURANCE--4.9%
     18,000 Allianz .......................      5,466,860
     10,000 Munchner Ruckversicherungs ....      2,287,038
                                              ------------
                                                 7,753,898
                                              ------------

            MEDICAL EQUIPMENT--3.1%
     70,000 Fresenius Medical Care ........      4,846,842
                                              ------------

            RETAIL--1.0%
     28,000 Metro .........................      1,501,052
                                              ------------


            TELECOMMUNICATIONS--2.5%
     63,000 Deutsche Telekom ..............   $  2,888,277
      7,000 Mannesmann ....................      1,097,883
                                              ------------
                                                 3,986,160
                                              ------------

            UTILITIES--1.0%
     91,000 VIAG ..........................      1,675,465
                                              ------------

            Total Common Stocks
              (cost $40,327,119) ..........     48,374,157
                                              ------------

            PREFERRED STOCK--1.7%
            COMPUTER SERVICES--1.7%
      6,000 SAP
              (cost $2,421,346) ...........      2,637,437
                                              ------------

            Total Investments in
              German Securities
              (cost $42,748,465) ..........     51,011,594
                                              ------------


 INVESTMENTS IN AUSTRIAN
    COMMON STOCKS--4.5%


            BANKING--2.4%
     77,000 Bank Austria ..................      3,818,504
                                              ------------

            BUSINESS SERVICES--0.9%
     30,000 DO & Co. ......................      1,416,285
                                              ------------

            STEEL--1.2%
     60,000 Va Stahl ......................      1,853,760
                                              ------------


            Total Investments in
              Austrian Common Stocks
              (cost $7,076,439) ...........      7,088,549
                                              ------------

-------
See Notes to Financial Statements.

The Central European Equity Fund, Inc.
Schedule of Investments--October 31, 1999 (continued)
--------------------------------------------------------------------------------

   Shares             Description                 Value
   ------             -----------                 -----

INVESTMENTS IN CROATIAN
  COMMON STOCKS--1.2%

            BANKING--0.9%
    160,000 Zagrebacka Banka (GDR) ........   $  1,420,000
                                              ------------

            BREWING--0.3%
     10,887 Karlovacka Pivovara(1) ........        509,782
                                              ------------

            Total Investments in
              Croatian Common Stocks
              (cost $3,092,218) ...........      1,929,782
                                              ------------


INVESTMENTS IN CZECH
    REPUBLIC COMMON STOCKS--9.2%


            BANKING--1.8%
    330,000 Komercni Banka (GDR)* .........      2,763,750
                                              ------------

            CONSTRUCTION--0.2%
     76,144 Metrostav .....................        315,014
                                              ------------

            ELECTRICAL--2.1%
  1,290,000 Ceske Energeticke Zavody* .....      3,330,259
                                              ------------

            TELECOMMUNICATIONS--5.1%
     86,730 Ceske Radiokomunikace (GDR)* ..      2,775,360
    350,000 SPT Telecom* ..................      5,265,833
                                              ------------
                                                 8,041,193
                                              ------------


            Total Investments in Czech
               Republic Common Stocks
               (COST $11,934,748) .........     14,450,216
                                              ------------

INVESTMENTS IN HUNGARIAN
    COMMON STOCKS--24.8%

            AUTOMOTIVE--1.3%
     67,202 Mezogep* ......................   $    486,310
     77,634 North American Bus* ...........      1,525,803
                                              ------------
                                                 2,012,113
                                              ------------
            BANKING--4.4%
     75,000 OTP Bank ......................      3,406,007
     77,000 OTP Bank (GDR)* ...............      3,445,750
                                              ------------
                                                 6,851,757
                                              ------------
            CHEMICAL--0.8%
     77,048 Pannonplast ...................      1,251,345
                                              ------------
            COMPUTER SOFTWARE--0.6%
    110,000 Synergon Information System (GDR)*+    943,250
                                              ------------
            ENERGY SOURCES--4.8%
    380,000 Mol Magyar Olaj-ES
             Gazipari (GDR) ...............      7,543,000
                                              ------------
            FOOD MANUFACTURING--1.1%
     52,100 Pick Szeged ...................      1,790,864
                                              ------------
            PHARMACEUTICALS--2.6%
     44,000 Gedeon Richter ................      2,008,141
     45,000 Gedeon Richter (GDR ) .........      2,020,500
                                              ------------
                                                 4,028,641
                                              ------------
            TELECOMMUNICATIONS--9.2%
    500,000 Matav .........................      2,909,009
    403,000 Matav (ADR) ...................     11,611,438
                                              ------------
                                                14,520,447
                                              ------------
            Total Investments in
              Hungarian Common Stocks
              (cost $40,114,309) ..........     38,941,417
                                              ------------


---------
(1)  Illiquid security.
* Non-income producing securities.
+ 144A.  Restricted to resale to institutional investors only.
GDR -- Global Depository Receipt
ADR -- American Depository Receipt
See Notes to Financial Statements.

The Central European Equity Fund, Inc.
Schedule of Investments--October 31, 1999 (continued)
--------------------------------------------------------------------------------

   Shares             Description                 Value
 ----------          -------------            -------------

INVESTMENTS IN POLISH
COMMON STOCKS--26.1%
            BANKING--5.2%
    150,000 Bank Handlowy w
              Warszawie (GDR) .............   $  2,115,000
    117,331 Bank Rozwoju Eksportu .........      3,197,409
     31,700 Bank Przemyslowo--Handlowy ....       1,517,393
    215,286 Wielkopolski Bank Kredytowy ...      1,265,188
                                              ------------
                                                 8,094,990
                                              ------------
            CABLES--0.4%
    494,400 Bydgoska Fabryka Kabli* .......        661,934
                                              ------------
            COMPUTER SOFTWARE--2.3%
    150,000 Prokom Software (GDR) .........      1,650,000
     66,721 Softbank (GDR) ................      2,001,630
                                              ------------
                                                 3,651,630
                                              ------------

            CONSTRUCTION--4.8%
    588,410 Budimex* ......................      3,332,464
    265,362 Exbud* ........................      1,848,731
    100,000 Exbud (GDR)* ..................        707,500
    105,000 Mostostal Warszawa
              144A (GDR)*+ ................        433,125
    513,805 Mostostal Zabrze ..............      1,211,460
                                              ------------
                                                 7,533,280
                                              ------------
            DATA PROCESSING--1.0%
    116,801 Computerland* .................      1,555,501
                                              ------------

ELECTRICAL--3.8%
    690,142 Elektrim* .....................   $  5,969,238
                                              ------------
            METALS-NON FERROUS--0.4%
     50,000 KGHM Polska Miedz (GDR) .......        630,000
                                              ------------
            TELECOMMUNICATIONS--8.2%
  2,565,000 Telekomunikace
              Polska 144A (GDR)+ ..........     12,889,125
                                              ------------

            Total Investments in
              Polish Common Stocks
              (cost $45,043,732) ..........     40,985,698
                                              ------------

U.S. Dollars
(In Thousands)
            REPURCHASE AGREEMENT**--1.2%
      1,922 Agreement with Salomon Smith
              Barney Inc., 5.20% dated 10/29/99, due 11/01/99 in the amount of $1,922,333, collateralized by USTB of $1,770,000, 7.25% due
              5/15/16
              (cost $1,921,500) ...........      1,921,500
                                              ------------

            Total Investments--99.4%
               (Cost $151,931,411) ........    156,328,756

            Cash and other assets in excess
              of liabilities--0.6% ........        935,994
                                              ------------

            NET ASSETS--100% ..............   $157,264,750
                                              ============


--------
*  Non-income producing securities.
** Investment of cash collateral received for portfolio securities on loan. + 144A. Restricted to resale to institutional investors only.
GDR -- Global Depository Receipt
ADR -- American Depository Receipt
See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $151,931,411) ...............................................................   $156,328,756
Cash and foreign currencies (cost of foreign currencies $423,586) .......................................        721,502
Receivable for securities sold ..........................................................................      2,389,481
Interest receivable .....................................................................................         20,739
Foreign withholding tax refund receivable ...............................................................         70,806
                                                                                                            ------------
   Total assets .........................................................................................    159,531,284
                                                                                                            ------------

LIABILITIES
Payable upon return of securities loaned ................................................................      1,921,500
Management fee payable ..................................................................................         81,660
Investment advisory fee payable .........................................................................         41,764
Payable for securities lending brokers' rebate and agency fees ..........................................         18,224
Payable for Directors' fees and expenses ................................................................         66,200
Accrued expenses and accounts payable ...................................................................        137,186
                                                                                                            ------------
   Total liabilities ....................................................................................      2,266,534
                                                                                                            ------------

NET ASSETS ..............................................................................................   $157,264,750
                                                                                                            ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares of common stock) ...............................   $227,409,342
Cost of 3,669,080 shares held in treasury ...............................................................    (55,517,322)
Accumulated net realized loss on investments and foreign currency transactions ..........................    (19,023,258)
Net unrealized appreciation of investments and foreign currency .........................................      4,395,988
                                                                                                            ------------
Net assets ..............................................................................................   $157,264,750
                                                                                                            ============

Net asset value per share
   ($157,264,750 / 9,836,895 shares of
   common stock issued and outstanding) .................................................................         $15.99
                                                                                                                  ======



See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                                                                            For the year
                                                                                                               ended
                                                                                                            October 31,
                                                                                                                1999
                                                                                                            ------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $154,293) ............................................    $  1,600,426
   Interest ............................................................................................          63,798
   Securities lending, net of borrowers' rebate and agency fees ........................................          29,774
                                                                                                            ------------
      Total income .....................................................................................       1,693,998
                                                                                                            ------------
Expenses
   Management fee ......................................................................................       1,041,281
   Investment advisory fee .............................................................................         528,005
   Custodian and Transfer Agent's fees and expenses ....................................................         287,895
   Directors' fees and expenses ........................................................................         148,599
   Legal fee ...........................................................................................         106,420
   Audit fee ...........................................................................................          58,000
   Reports to shareholders .............................................................................         218,533
   NYSE listing fee ....................................................................................          24,260
   Miscellaneous .......................................................................................          50,635
                                                                                                            ------------
      Total expenses before custody credits* ...........................................................       2,463,628
      Less: custody credits ............................................................................         (18,750)
                                                                                                            ------------
      Net expenses .....................................................................................       2,444,878
                                                                                                            ------------
Net investment loss ....................................................................................        (750,880)
                                                                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments .........................................................................................       1,326,518
   Foreign currency transactions .......................................................................        (608,689)
Net change in unrealized appreciation/depreciation on:
   Investments .........................................................................................         878,811
   Translation of other assets and liabilities from foreign currency ...................................          81,227
                                                                                                            ------------
Net gain on investments and foreign currency transactions ..............................................       1,677,867
                                                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................    $    926,987
                                                                                                            ============

* The custody credits are attributable to interest earned on U.S. cash balances. See Notes to Financial Statements.

The Central European Equity Fund, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                             For the year   For the year
                                                                                                 ended          ended
                                                                                              October 31,    October 31,
                                                                                                 1999           1998
                                                                                              -----------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) .........................................................    $   (750,880)  $  1,380,710
   Net realized gain (loss) on:
      Investments .......................................................................       1,326,518    (20,321,651)
      Foreign currency transactions .....................................................        (608,689)       113,624
   Net change in unrealized appreciation/depreciation on:
      Investments .......................................................................         878,811    (50,748,394)
      Translation of other assets and liabilities from foreign currency .................          81,227       (279,935)
                                                                                              -----------   ------------
   Net increase (decrease) in net assets resulting from operations ......................         926,987    (69,855,646)
                                                                                              -----------   ------------
Distributions to shareholders from:
   Net investment income ................................................................      (1,430,362)       (97,817)
   Net realized foreign currency gains* .................................................        (113,624)             --
   Net realized short term capital gains* ...............................................               --    (17,876,075)
   Net realized long term capital gains .................................................               --    (58,268,577)
                                                                                              -----------   ------------
                                                                                               (1,543,986)   (76,242,469)
                                                                                              -----------   ------------
Capital share transactions:
   Net proceeds from reinvestment of dividends (66,019 and
      2,082,693 shares, respectively, issued from treasury) .............................         866,499     37,618,631
   Cost of shares repurchased (1,270,800 and 2,680,954 shares, respectively) ............     (16,809,888)   (43,667,225)
                                                                                              -----------   ------------
   Net decrease in net assets from capital share transactions ...........................     (15,943,389)    (6,048,594)
                                                                                              -----------   ------------
Total decrease in net assets ............................................................     (16,560,388)  (152,146,709)

NET ASSETS
Beginning of year                                                                             173,825,138    325,971,847
                                                                                              -----------   ------------
End of year (including undistributed net investment income of $-0- and
  $1,282,893, respectively) .............................................................    $157,264,750   $173,825,138
                                                                                              ===========   ============

-------
* Characterized as ordinary income for tax purposes.
  See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--October 31, 1999
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The Central European Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 7, 1990 as The Future Germany Fund, Inc., a non-diversified, closed-end management investment company. The Fund commenced investment operations on March 6, 1990. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Repurchase Agreements: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund and is identified separately in the Statement of Operations.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros ("EUR") and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--October 31, 1999 (continued)
--------------------------------------------------------------------------------

During the year ended October 31, 1999, the Fund reclassified permanent book and tax differences as follows:

                                                             Increase
                                                            (decrease)
                                                           ------------
Undistributed net investment income ...................    $   898,349
Undistributed net realized gain on investments
     and foreign currency transactions ................        608,689
Paid-in capital .......................................     (1,507,038)


NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS
The Fund has entered into a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.


NOTE 3. TRANSACTIONS WITH AFFILIATES
For the year ended October 31, 1999, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $120,054 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.


NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1999 were $99,892,927 and $104,457,117 respectively.

The cost of investments at October 31, 1999 was $152,037,054 for United States Federal income tax purposes. Accordingly, as of October 31, 1999, net unrealized appreciation of investments aggregated $4,291,702, of which $20,712,155 and $16,420,453 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 1999 of approximately $18.9 million which will expire in 2006. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.


NOTE 5. PORTFOLIO SECURITIES LOANED
At October 31, 1999, the market value of the securities loaned and amount of collateral received with respect to such loans were $1,829,243 and $1,921,500, respectively. For the year ended October 31, 1999, net earnings to the Fund from investing such collateral were $29,774, after deducting borrowers' rebate and agency fees of $562,770 and $12,923, respectively.

NOTE 6. CAPITAL
During the years ended October 31, 1999 and 1998, the Fund purchased 1,270,800 and 2,680,954 of its shares of common stock on the open market at a total cost of $16,809,888 and $43,667,225, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 20.0% and 18.4%, respectively. These shares are held in treasury.


NOTE 7. LITIGATION
On December 23, 1998, a complaint purporting to be a class action was filed against the Fund, its Manager, Investment Adviser and its Directors, alleging such parties failed to take adequate steps to diminish the trading discount of the Fund's shares. Management of the Fund believes that this claim is without merit and it intends to contest all allegations as well as the purported class status. The defendants moved to dismiss the complaint in its entirety on February 26, 1999; that motion is still pending. Although the amount of loss, if any, cannot be estimated at the present time, management believes that it will not have a material adverse effect on the Fund's financial condition.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                                     For the year ended October 31,
                                                             --------------------------------------------------------------------
                                                               1999            1998           1997           1996          1995
                                                             --------        --------       --------       --------      --------
Per share operating performance:
Net asset value:
Beginning of year ........................................   $  15.74        $  28.00       $  24.56       $  20.70      $  18.65
                                                             --------        --------       --------       --------      --------
Net investment income (loss) .............................       (.08)            .13            .09            .17           .13
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .....................        .09           (6.18)          5.26           3.93          2.03
                                                             --------        --------       --------       --------      --------
Increase (decrease) from investment operations ...........        .01           (6.05)          5.35           4.10          2.16
                                                             --------        --------       --------       --------      --------
Increase resulting from share repurchases ................        .40             .82            .28            .14           .09
                                                             --------        --------       --------       --------      --------
Distributions from net investment income .................       (.13)           (.01)          (.11)          (.13)         (.19)
Distributions from net realized
   foreign currency gains+ ...............................       (.01)             --             --           (.03)         (.01)
Distributions from net realized
   short-term capital gains+ .............................         --           (1.54)            --             --            --
Distributions from net realized
   long-term capital gains ...............................         --           (5.02)         (1.81)          (.22)           --
                                                             --------        --------       --------       --------      --------
Total distributions ......................................       (.14)          (6.57)         (1.92)          (.38)         (.20)
Dilution in NAV from dividend reinvestment ...............       (.02)           (.46)          (.27)            --            --
                                                             --------        --------       --------       --------      --------
Net asset value:
   End of year ...........................................      15.99        $  15.74          28.00          24.56         20.70
                                                             ========        ========       ========       ========      ========
Market value:
   End of year ...........................................   $  12.50        $13.0625       $ 23.125       $  9.625      $  16.00
Total investment return for the year:++
   Based upon market value ...............................      (3.29)%        (22.89)%        28.93%         25.28%         6.37%
   Based upon net asset value ............................       2.48%*        (26.09)%*       22.41%*        20.74%*       12.22%
Ratio to average net assets:
   Total expenses before custody credits** ...............       1.44%           1.20%          1.10%          1.08%         1.24%
   Net investment income (loss) ..........................       (.44)%           .56%           .32%           .73%          .68%
Portfolio turnover .......................................      60.35%          97.48%         68.20%         52.30%        38.89%
Net assets at end of year (000's omitted) ................   $157,265        $173,825       $325,972       $289,133      $247,529

----------
 +  Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
* Total investment return reflects the change in investment objectives of the Fund (see Note 1).
** The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets would have been 1.43% and 1.17% for 1999 and 1998, respectively.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Central European Equity Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central European Equity Fund, Inc. (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 17, 1999



REPORT OF STOCKHOLDERS' MEETING
(Unaudited)
--------------------------------------------------------------------------------

   The Fund held its Annual Meeting of Stockholders on June 7, 1999. The two matters voted upon by stockholders and the resulting votes for each matter were as follows:


                                                        Voting Results*
                                               -----------------------------
                                                       Against/
                                               For     Withheld    Abstained
                                              -----    --------    ---------
1. Election of the following Directors:
      John A. Bult                            7,550       816         --
      Hans G. Storr                           7,550       816         --
      Dr. Juergen F. Strube                   7,542       824         --
      Robert H. Wadsworth                     7,548       817         --

2. Selection of Independent
      Accountants                             8,111       32          223
* In thousands of shares.

THE YEAR 2000 ISSUE (UNAUDITED)
--------------------------------------------------------------------------------

Background. Investment companies, as well as financial and business organizations around the world, could be adversely affected if the computer systems and embedded technology used by them and their service providers do not properly process and calculate date-related information and data from and after January 1, 2000. Investment companies are, to a much greater extent than other business organizations, dependent on their service providers for Year 2000 readiness.

Directors' Review. At each quarterly meeting, the Fund's Board of Directors receives and reviews progress reports from the Fund's principal service providers as to their Year 2000 readiness. To date the Board is satisfied that these service providers, which are the Deutsche Bank AG affiliates that act as the Fund's Manager and Adviser and Investors Bank & Trust Company ("IBT"), the Fund's custodian, transfer agent and registrar, have made satisfactory progress as to their own readiness efforts involving their services to the Fund. Each has confirmed that it expects its "mission critical systems" to be compliant.

   The Fund will continue to receive updates from these and other outside vendors as they become available.

   Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected by problems of these issuers. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third-party suppliers to the Fund's service providers, it remains possible that the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

Contingency Plan. Based on the representations made by its service providers, the Fund has not made any contingency plans relating to their services. The Fund's Directors will reassess the need for contingency plans if progress of its service providers in achieving Year 2000 readiness falls behind current expectations.

This statement constitutes a Year 2000 readiness disclosure.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited)
--------------------------------------------------------------------------------

   The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

   Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

   Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

   For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

   The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited) -- Continued
--------------------------------------------------------------------------------

   The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

   Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

   The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

EXECUTIVE OFFICES
31 West 52nd Street, New York, NY 10019
(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER
Deutsche Bank Securities Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company

LEGAL COUNSEL
Sullivan & Cromwell

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP


DIRECTORS AND OFFICERS

CHRISTIAN STRENGER
Chairman and Director

DETLEF BIERBAUM
Director

JOHN A. BULT
Director

+RICHARD R. BURT
Director

MICHAEL W.R. DOBSON
Director

PROF. DR. CLAUS KOEHLER
Director

+EDWARD C. SCHMULTS
Director

+HANS G. STORR
Director

DR. JUERGEN F. STRUBE
Director

+ROBERT H. WADSWORTH
Director

+WERNER WALBROEL
Director

OTTO WOLFF von AMERONGEN
Director

PAUL W. HIGGINS
President and Chief Executive Officer

HANSPETER ACKERMANN
Chief Investment Officer

ROBERT R. GAMBEE
Chief Operating Officer and Secretary

JOSEPH M. CHEUNG
Chief Financial Officer and Treasurer

-------
+  Member of the Audit Committee
   All investment management decisions are made by a committee of United States and German advisors.



------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI customized composite index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.
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                                      23

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------


THE FUND

The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management International GmbH unit of Deutsche Bank AG, the world's largest bank.


SHAREHOLDER INFORMATION

Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "CentEurEq". Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available, together with the Deutsche mark exchange rate and the DAX index, by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

For periodic updates please also visit our Web site: http://www.ceefund.com.

--------------------------------------------------------------------------------
There are three closed-end funds for your selection:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies.

o New Germany Fund--investing primarily in the middle market German companies, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central European Equity Fund--investing primarily in Central and Eastern Europe. Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
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                              The Central European
                               Equity Fund, Inc.



                                 Annual Report



                                October 31, 1999